Exhibit 99.1

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[GRAPHIC]

[LOGO]

Welcome

Analysts & Investors

November 17, 2004

Welcome

Titan Analyst & Investor Day

Donna Smith

Investor Relations

[LOGO]

National Security Solutions

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Welcome

Titan Analyst & Investor Day

Gene W. Ray

Chairman, President & CEO

Objective

•                  To provide the investment community with a better understanding of Titan’s business

•                  Better understanding of the markets we serve

•                  Well positioned for future growth

•                  Strong and deep management team

Priorities

•                  Resolve government investigations

•                  CEO succession

•                  Army linguist recompete

Titan Highlights

•                  Founded in 1981

•                  “Pure Play” $2 billion National Security Solutions provider

•                  Strong revenue growth

•                  Record $6.0 billion backlog

[GRAPHIC]

[GRAPHIC]

[BLANK PAGE]

Agenda

• Mark Sopp, Senior Vice President & CFO	–	Business Overview & Q&A
• Larry Delaney, Executive Vice President	–	Operations Overview & Q&A
• Earl Pontius, Senior Vice President	–	C4ISR & Q&A
• Bob Osterloh, Senior Vice President	–	C4ISR – The “I” & Q&A
• Tony Frederickson, Senior Vice President	–	Homeland Security/GWOT & Q&A

15 minute break

• Les Rose, Senior Vice President	–	Enterprise IT & Q&A
• Larry Delaney, Executive Vice President	–	Transformational Programs & Q&A
• Paul Sullivan, Senior Vice President	–	Business Development & Q&A
• Mark Sopp, Senior Vice President & CFO	–	Financial Position & Outlook
• Gene Ray, Chairman, President & CEO	–	Concluding Remarks
• Panel Q&A	–	Moderated by Gene Ray

Lunch

Business Overview

Contracts, Bookings, and Backlog

Mark Sopp

Sr. Vice President,

Chief Financial Officer & Treasurer

1

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K forthe year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2

Focused on the U.S. Government

•                  Virtually all business conducted through U.S. Government contracts

•                  23 years of Gov’t contract experience

•                  Focused on what counts:

•                  Exceptional contract execution

•                  Core capabilities align with National Security priorities

2004E Revenues

[CHART]

3

Contract Types

Risk/Reward

Lower

Uses

•                  Product/System Development

•                  Services

•                  Systems Integration

•                  Services

•                  Systems Integration

•                  Products

•                  Some Services

•                  Cost Reimbursable (or “Cost Plus”)

•      Reimbursed for all direct and indirect costs

•      Fee either fixed % of costs (CPFF) or may include incentive fee for performance (Cost plus award fee, CPAF)

•                  Time & Materials (T&M)

•      Per hour billing rate includes direct, indirect costs, and fee

•                  Fixed Price

•      One negotiated price for deliverable, as defined, includes all costs/fee

Higher

4

Business Mix/Contract Types

[CHART]

Titan’s 2004E Contract Mix

Services

•                  Mostly T&M and Cost reimbursable contracts

•                  Typically multiple-year contracts, option years

Products/Systems

•                  Developed products sold under fixed-price contracts

•                  Cost reimbursable for development projects (e.g. X-Craft)

5

Contract Type Mix

Examples:

•                  Cost-Reimbursable

•                  Army Linguists (CPFF)

•                  NSA - NEADS (CPAF)

•                  JDISS (CPAF)

•                  Time and Material

•                  EITC, Special Op’s

•                  ESC C4ISR work

•                  NSA Crypto School

•                  Fixed Price

•                  Encryption devices

•                  Military antennas

•                  Tactical radios

YTD 2004 Revenue by Contract Type

[CHART]

6

Contract Diversification

Revenues YTD at 9/30/2004

(millions)

[CHART]

Army Linguists	$173
EITC Spec. Op’s	54
All other contracts	1,268
Total YTD	$1,495

7

Titan Contracts by Duration

[CHART]

8

Bookings and Backlog

•                  “Backlog” equals revenue Titan expects to generate from existing contracts

•                  Includes expected revenue from option periods

•                  Does not necessarily equal awarded ceiling value used in press releases

•                  “Bookings” equals additions to backlog in the period

•                  “Book to Bill” equals Bookings/Revenue for the period

9

Contract Awards to Revenue

*Example*

$1.0B Multiple Award, 5 Year Contract

$150 million estimated for Titan	[GRAPHIC]	Bookings

[CHART]

10

Backlog Provides Revenue Visibility

[CHART]

11

Business Overview

Questions & Answers

12

[GRAPHIC]

Operations & Market Overview

Larry Delaney

Executive Vice President

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K forthe year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

President’s FY2005 Budget Supports

National Security Priorities

•                  2005 DOD Budget $B

FY 04	FY 05	FY 06	FY 07	FY 08	FY 09	CAGR
375.3	401.7	422.7	443.9	465.7	487.7	5.4%

•                  FY 2005 Defense Authorization Act

•                  7% increase over FY 2004 (13% with $25B Supplemental)

•                  $121B for O&M, $78B for procurement and $70B for RTD&E

•                  Supports upgrade and integration of intelligence

•                  Homeland Security Act

•                  Increases spending by 10%

•                  Strengthens capabilities to prevent future attacks

•                  Improves response capabilities

•                  IT Spending Remains Strong at $60B/Year

•                  83% or $50.5B will go to Government contractors

•                  Anticipate annual growth of 3% through 2011 to 72.9B

•                  Outside of defense most of the growth is in DHS and HHS

Titan is “Standing Strong” and “On Target”

Titan’s Market Focus	Top Ten National Security Priorities

C4ISR Enterprise IT Homeland Security GWOT Transformational Programs	Successfully Pursue Global War on Terrorism
Strengthen Joint Warfighting Capabilities
Transform the Joint Force
Optimize Intelligence Capabilities
Counter the Proliferation of WMD
Homeland Security
Improve Force Manning
New Concepts of Global Engagement
Streamline DoD Process
Improve Interagency Process, Focus and Integration

Titan Programs Track

National Security Priorities

C4ISR

•      US Air Force - Information Technology Services Program II ($431M)

•      US Navy Systems Engineering Support Services ($149M)

•      US Air Force Integrated Broadcast Services ($102M)

•      US Navy Joint Deployable Intelligence Support System ($255M)

Enterprise IT

•                  US SOCOM Enterprise IT ($622M)

•                  Air Force Enterprise GIS ($70M)

Homeland Security/GWOT

•                  US Army Linguist Support ($400M)

•                  Dept Homeland Security US Visit (Principal Subcontractor)

Transformational Programs

•                  US Navy Affordable Weapon (70M)

•                  Office Naval Research X-Craft ($74M)

Operations & Market

Questions & Answers

[GRAPHIC]

C4ISR

Earl Pontius

Senior Vice President

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Suchstatements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described inTitan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

C4ISR

Command, Control, Communications, Computers,
Intelligence, Surveillance, and Reconnaissance

Collect Information

•      Intelligence

•      Surveillance

•      Reconnaissance

Transmit & Process Information

•      Communications

Display for Decisions

•      Command

•      Control

Computers

C4ISR is Pervasive

[GRAPHIC]

C4ISR is Vital

[GRAPHIC]

General Richard B. Myers, Chairman, Joint Chiefs of Staff

Improved joint C4ISR will allow US forces to exploit a decision cycle- to observe, decide, and act- faster than an adversary. History is pretty clear: The side that does this faster- wins.

The C4ISR Customer Community

•      Intelligence Agencies

•      Military Services

•      Unified Combatant Commands

[GRAPHIC]

Titan’s Role in C4ISR

Developing Solutions	Systems Integration
[GRAPHIC]
Support Services	Deploying Solutions

•      Add capability to platforms

•      Extract knowledge

•      Enable dissemination, collaboration

•      Enhance decision-making

•      Help acquire & manage systems

•      Provide specialized expertise

Titan Provides Critical C4ISR
System & Product Solutions

•      Satellite Communications Systems

•      Antenna Systems

•      Data Links

•      Cryptology Products and Systems

•      Signals Intelligence Systems

•      Sensor Data Fusion

•      Command and Control Systems

[GRAPHIC]

Satellite Control Antenna

[GRAPHIC]

Mobile Command & Control Systems

Titan Provides Critical C4ISR

Engineering & Management Services

•      Acquisition Management

•      Systems Engineering

•      Systems Integration

•      Test & Evaluation

•      Deployment and Sustainment

•      System Enhancements

•      IT Support

[GRAPHIC]

Joint STARS

[GRAPHIC]

Air Operations Center

Selected Titan C4ISR Programs

Customer	Program / System	Contract Ceiling	Expiration Date	Contract Type	Initial Relationship
	Mini— DAMA
[GRAPHIC]	Satellite	$260M	11/06	FFP	1989
U.S. Navy	Terminal

	PEO EIS Program
[GRAPHIC]	Management	$277M	09/08	T&M/	1987
U.S. Army	Support Services			FFP

	Information
[GRAPHIC]	Technology	$431M	12/06	T&M	1983
U.S. Air Force	Services Program II

	Systems
[GRAPHIC]	Engineering	$149M	8/09	CPFF	1994
U.S. Navy	Support Services

Information Technology

Services Program

•      Engineering & management services for Air Force C4ISR systems acquisition

•      Titan team provides 1000+ staff for Electronic Systems Center programs

•      Programs include:

•      AWACS

•      Joint Stars

•      Battle Management C3

•      Strategic C2 Systems

•      C2 Enterprise Integration

•      Force Protection Systems

Systems Engineering Support Services

•      Titan supports all of the Navy’s key C4ISR system acquisitions

•      Titan team provides 600+ technical staff at Space and Naval Warfare Command (SPAWAR) locations

•      Programs include:

•      Global Command & Control System

•      Distributed Common Ground Station

•      Navy Crypto Modernization Program

•      Advanced EHF SATCOM System

[GRAPHIC]

Global Command & Control System — Maritime

Titan Advantages

•      Invested early for C4ISR “sweet spot”

•      Leadership rich in C4ISR expertise and experience

•      An integral part of the C4ISR landscape...Services, Combatant Commands, Intelligence Agencies

•      C4ISR activities blended across systems, services and products...creates steadily growing business

[GRAPHIC]

C4ISR Summary

•      Critical area for National Security – reinforced by post 9/11 experiences

•      Budgets are large and steadily increasing

•      Titan is well positioned in key markets

•      Outlook favorable for continued growth

C4ISR

Questions & Answers

[GRAPHIC]

C4ISR - Intelligence

Bob Osterloh

Senior Vice President

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Intelligence is a National Priority

[GRAPHIC]

“I think every American knows the importance of the best possible intelligence we can get to our decision-makers.  It is vital, as the President has well said.”

Porter Goss, Director CIA

Types of Intelligence

•                  Human Intelligence (HUMINT)

•                  Imagery Intelligence (IMINT)

•                  Signals Intelligence (SIGINT)

•                  Measurement & Signature Intelligence (MASINT)

•                  Open Source Intelligence (OSINT)

•                  Technical Intelligence (TECHINT)

•                  Counter Intelligence (CI)

[GRAPHIC]

Intelligence: Right Information, Right Time, Right Place

[GRAPHIC]

Why The “I”?

•                  Timely, accurate and actionable intelligence

[GRAPHIC]

The U.S. Intelligence Community

•                  Central Intelligence Agency

•                  National Reconnaissance Office

•                  National Geospatial Intelligence Agency

•                  National Security Agency

•                  Defense Intelligence Agency

•                  Army, Navy, Air Force & Marine Corps Intelligence Elements

•                  Combatant Commands

•                  Department of Homeland Security

•                  Department of Energy

•                  Federal Bureau of Investigation

•                  State Department

•                  Treasury Department

•                  United States Coast Guard

Twenty-Two Federal Government Agencies, services, bureaus, or other organizations within the Executive branch that play a role in the business of intelligence

The National Intel Customer Community

•                  National Intelligence Agencies

[GRAPHIC]

Intelligence Producers

The Intel Customer Community

•                  Military Services/Combatant Commands

[GRAPHIC]

Intelligence Users

The Intel Customer Community

•                  Intel Organizations within these Federal Agencies

[GRAPHIC]

Homeland Security & Global War on Terrorism

9-11 Commission Report Recommendations

•                  Restructure the Intelligence Community

•                  Establish a National Intelligence Director

•                  Centralize Budget Authority

•                  Improve Horizontal Information Sharing

•                  Create Trusted Information Networks

•                  Balance Between Security and Shared Knowledge

•                  Draw on all Relevant Sources of Information

•                  Require Quick, Imaginative, Agile Responses

“Transforming Intelligence”

Titan’s Role in Intelligence

[GRAPHIC]

From National Intel Agencies to the user engaged with the enemy, Titan covers the entire spectrum

Selected Titan Intel Programs

	Program /	Contract		Expiration	Contract	Initial Cust.
Customer	System	Ceiling		Date	Type	Relationship

[LOGO] National Security Agency	Enterprise Program Management	$750	M	9/09	T&M	1990

[LOGO] USAFE	USAFE Assistance & Advisory Services Contract	$74	M	2/09	T&M FFP	2003

[LOGO] U.S. Air Force	Integrated Broadcast Service	$102	M	2/07	CPAF	1983

[LOGO] Office of Naval Intelligence	Joint Deployable Intelligence Support System	$255	M	8/11	CPAF	1990

Integrated Broadcast Service
(IBS)

The right intelligence data to those who need it - now

•      Major Software development/systems integration effort

•      Critical Intel Information Management

•      Real-time information sharing

•      Disseminates to tactical users

[GRAPHIC]

IBS Information Management Systems

IBS provides users the Intel they want, WHEN they want it!

[GRAPHIC]

Joint Deployable Intelligence Support System (JDISS)

•      Support to Warfighters

•      Information Sharing across the Intelligence Community

•      Supported every combat operation since Desert Storm

[GRAPHIC]

Joint Deployable Intelligence

Support System (JDISS)

Intelligence Information Sharing for the Intelligence Community

[GRAPHIC]

Titan Advantages

•      Long-Term Intel Customer Relationships

•      Detailed Understanding of Operational Requirements

•      Exceptional Past Performance

•      Information Sharing Technology

•      Multi Level Security (MLS) Expertise

•      Ability to Staff Cleared Professional Workforce

[GRAPHIC]

Intelligence Summary

•      Critical area for the national security

•      Major changes provide opportunities for Titan

•      Long-term relationships with the Intel Community

•      Information management is Titan’s sweet spot

•      Expect continued good growth

C4ISR - Intelligence

Questions & Answers

[GRAPHIC]

Homeland Security

Tony Frederickson

Senior Vice President

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Homeland Security Definitions

Homeland
Security
Homeland
Defense	Within U.S. or
DoD	associated with
	entry/exit	Global War
on Terrorism

Operations Overseas

Titan’s Homeland Security Legacy

•                  Counter-Terrorism focus before 9/11

•                  DHS antecedents

•                  State & local governments

•                  Defense programs

[GRAPHIC]

Department of Homeland Security

Major Line Organizations

U.S. Coast Guard
ADM Tom Collins
Secretary
State & Local Government		Tom Ridge		Secret Service
Coordination				W. Ralph Bashman
Joshua Filler		Deputy Secretary
		James Loy		Citizenship &
Immigration Services
Eduardo Aguirre, Jr.

Border &		Information
Transportation	Emergency	Analysis &	Science &
Security	Preparedness	Infrastructure	Technology	Management
Asa Hutchinson	Michael Brown	Protection	Charles McQueary	Janet Hale
Frank Libutti
☐=Titan contract focus

Department of Homeland Security
2005 Discretionary* Budget

($ Billions)

				U.S. Coast Guard	$6.3B
$32B
State & Local Government		Secretary		Secret Service	$1.2B
Coordination		Deputy Secretary
$4B				Citizenship &	$0.2B
Immigration Services

Border &		Information
Transportation	Emergency	Analysis &	Science &
Security	Preparedness	Infrastructure	Technology	Management
Protection
$12.1B	$5.5B	$0.9	$1.1B	$0.6B

*Source:  Congressional Quarterly - w/o mandatory appropriations and offsetting fees

Estimated Homeland Security
2005 Discretionary Budgets*

•                  DHS ~60% of total

•                  All government departments involved

•                  Titan HLS contracts with 12 of 15 Depts.

•                  60+ Titan contracts

Total:  $52B

[CHART]

* Not all appropriations yet enacted

Border Control &
Transportation Security

Borders - entry/exit control –US VISIT

Cargo screening

Airspace surveillance

[GRAPHIC]

Emergency Preparedness & Response

•                  Continuity of operations

•                  Emergency support vehicles

•                  Emergency responder training and exercises

[GRAPHIC]

Infrastructure Protection

•                  Weapons of mass destruction analysis

•                  Blast effects vulnerability & hardening

•                  Chem/bio decontamination

[GRAPHIC]

Intelligence Support

•                  Enterprise Architecture

•                  Acquisition Support

•                  Intelligence Analysis

•                  Information Sharing

[GRAPHIC]

Homeland Defense/War on Terror

•                  USNORTHCOM

•                  Linguists

•                  Automated logistics

•                  PROPHET deployments

[GRAPHIC]

Selected Contracts

	Program		Contract		Expiration	Contract	Initial
	(Customer)		Ceiling		Date	Type	Relationship

	•	US VISIT	TBD		5/14	CP	1993
[GRAPHIC]		(Accenture / DHS)				T&M
						FP

	•	Enterprise System	$170	M	10/09	T&M	1999
[GRAPHIC]		Mgmt.
		(US NORTHCOM)

	•	WMD Services &	$300	M	5/13	CPFF	1984
[GRAPHIC]		Products	$300	M	5/13	T&M
		(DTRA)	$1.26	B	5/13	FP

	•	Linguist Support	$400	M	9/05	CPFF	1999
[GRAPHIC]		(US Army)

US VISIT Program

•                  Accenture $10B prime contract

•                  Titan one of three Tier-1 subs

•                  Addresses many challenges

•                  All U.S. entry points

•                  Integration of disparate traveler databases

•                  Tracking of exit as well as entry

•                  Technology insertion

[GRAPHIC]

Potential for Titan ramp up to $100M/yr in out years

Linguist Program

•                  Interpreters / Translators for DoD

•                  18 countries

•                  Worldwide mission:

•                  Contingency operations

•                  Counter-intelligence

•                  Counter-terrorism

•                  Pre-deployment training

•                  SIGINT

•                  6-month “bridge” contract

•                  Awarded 10 SEP 04

•                  Two 3-month options

•                  $200M ($400M with options)

[GRAPHIC]

Titan Advantages

•                  Incumbency in Homeland Security/GWOT

•                  Recognized subject matter experts

•                  Ramp-up of 2004 awards drives growth

•                  High competitive win rates

[GRAPHIC]

Homeland Security

Questions and Answers

Titan Analyst & Investor Day

Break

[GRAPHIC]

Enterprise IT

Les Rose

Senior Vice President

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Enterprise IT

•         The Market

•         Titan’s Role

•         Market Trends

•         Titan’s Advantage

[GRAPHIC]

The Market

•                  Federal IT budget is over $60B

•                  Split almost evenly between DOD and FEDCIV agencies

•                  Shortage of IT resources

•                  Performance-based contracting

•                  Relatively short sales cycle 12 - 18 months

•                  Significant increase in $100M+ opportunities

•                  Large sales opportunities encourage competition

[GRAPHIC]

Creating, Displaying, Storing, Analyzing, and Disseminating Information Across Enterprises

Full Life Cycle Support [GRAPHIC]		[CHART]

[GRAPHIC]	[GRAPHIC]

Comprehensive IT

Services & Solutions

•      Business Process Improvement

•      System Development

•      System Integration

•      Network Integration, Management and Operation

•      IT Investment Management

•      System Assurance & Risk Management

Titan Leverages Enterprise-Wide IT Solutions to Enhance the Business of Government

Federal IT Market Transformation

President’s Management Agenda

Business Cases for IT Investment

Civil Agency Modernizations

Enterprise Architecture

DOD Transformation

Network Centric

Solutions Approach w/Key Partnerships

Will Federal Enterprise IT Outsourcing Continue?

•                  Reduces/controls costs

•                  Recognition that IT is a critical element of business success

•                  Allows government agencies to focus on core mission

•                  Facilitates access to world-class capabilities

•                  Achieves/maintains cutting-edge technology

•                  Aging/retiring government workforce

Hallmarks of Titan’s Delivery Framework

[GRAPHIC]

•                  Provides data to measure efficiency, productivity and customer satisfaction

•                  Measures network performance and user satisfaction

•                  Synchronizes IT investments with objectives

•                  Results in Information/Intelligence-sharing by converting data into actionable management information from a mission/business point of view.

Selected Enterprise IT Contracts

Customer	Program / System	Contract Ceiling	Expiration Date	Type	Initial Relationship
[LOGO] U.S. Army	• Information Management Support Center	$270M	2012	FP	1988
[LOGO] BLM	• Technical Support Services	$87M	2005	T&M	1987
[LOGO] Special Forces	• USSOCOM Enterprise IT Contract	$622M	2011	T&M FP	2002
[LOGO] PACAF	• Enterprise GIS	$69M	2011	CPFF	1997

History of Long-Term Partnerships

USSOCOM Enterprise Information
Technology (EITC)

•                  Achieve Command-wide interoperability for all aspects of the IT Enterprise

•                  Establish standardized operations

•                  Performance-Based Contract Elements:

•                  IT Systems Support

•                  Applications Development

•                  Integration and Testing

•                  Planning and Engineering

•                  Information Assurance

•                  Configuration Management

•                  Customer Support

•                  Support to IT Acquisition Program

•                  Deployed Support to Special Operations Forces

[GRAPHIC]

Enterprise Geospatial Information System Support for Pacific Air Forces (PACAF) GeoBase & GeoReach Programs

•                  Enterprise installation management and forward deployment

•                  An initial $136K task now $69M

•                  Model for GeoBase implementation “One Installation, One Map”

•                  “Smart-maps” that capture and integrate information for rapid, informed decisions

•                  Legacy Systems Migration

•                  Systems Development

•                  Flagship program for Enterprise GIS — providing basis for our expansion into the rapidly growing geospatial market.

[GRAPHIC]

Enterprise Information Technology

Manage

Design	Implement

Assets, People, Processes, Applications, Data, Technology,		PMA	Mission and Business Results for our Customers

Maintain

Well positioned to address this growing market

Titan’s Advantages

•                  Long-term client relationships – exceptional value

•                  Demonstrated experience with performance-based contracting

•                  Exceptional past performance

•                  Comprehensive enterprise management approach

•                  Qualified professional staff with security clearances, certifications, and relevant experience

•                  Proven teamwork approach creates value-added partnership with our customers

Enterprise IT

Questions & Answers

[GRAPHIC]

Transformational Programs

Larry Delaney
Executive Vice President

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Transformation Takes Hold

•                  Capabilities based

•                  Technology pull into current forces

•                  Rapid acquisition authority

•                  Network centric

•                  Time critical targeting

•                  Joint operations

FY 05 Defense Transformation Market - $32.9B*

•                  Improve and integrate Intelligence Capabilities

•                  Intelligence, Surveillance, Reconnaissance Networks

•                  Unmanned Vehicles

•                  Precision, Loitering Weapons

•                  New Ship Classes And Technologies

•                  Army Future Combat System

•                  Missile Defense Program

•                  Aircraft

*President’s 2005 Budget

Competitors For Transformational Programs

•                  Major weapon systems prime contractors

•                  Fierce defenders of systems in production

•                  Formidable competitors for major new systems

•                  Vertically integrated to capture more value

•                  Mid-tier contractors

•                  Supplier to prime contractors

•                  Must innovate to move up the “food chain”

•                  Identify turf where the primes do not want to go

•                  Technology companies leveraging software capabilities

Titan’s Strong Position for Transformational Programs

•                  World class systems engineering and analysis capability

•                  Proven track record for revolutionary systems development

•                  Demonstrated capability to tackle tough problems

•                  Responsive, fast and flexible management

•                  Integrate technical strengths across all Titan sectors

•                  Exceptional performance ratings by customers

Selected Transformational Systems Contracts

Customer	Transformational System	Awards to Date	Potential Value (5-10 years)	Contract Type	Current Program
[LOGO] U.S. Navy	Affordable Weapon	$70M	> $1B	CPFIF	Sole Source
[LOGO] U.S. Navy	X-Craft	$74M	$5-$10B	CPFF	Sole Source
[LOGO] U.S. Army	KaSAT Terminal	$25M	$300-$500M	CPFF	Competitive
[LOGO] U.S. Navy	Inboard Signal Processor	$24M	$80M	CPFF/FP	Sole Source

Affordable Weapon

•                  Program Highlights:

•                  Cumulative to date funding of $70.1M

•                  FY 2005 funding is $48.2M

•                  Target cost is one-tenth the cost of legacy systems

•                  System-engineered commercial technology

•                  17 successful flights

•                  Entering operational test and low rate production phase

•                  Large multi-year production potential (> $1B)

Diameter: 13.5”

Length: 12.9’

Launch Weight: 725 lb

Range: 840 nmi

Endurance: ~ 6 hr

Warhead: 200 lb (EX-148)

Guidance: SAASM/GPS

Data Links: LOS/NLOS

Cruise Speed: 150 - 220 kn

[GRAPHIC]

[BLANK PAGE]

X-Craft Program

Program Highlights:	[GRAPHIC]

• Cumulative to date funding of $74.0M

• Titan is the prime contractor

• 25 months from contract award to start of sea trials

• LCS technology demonstrator

• Large, multi-year production potential on LCS, TRANSCOM and other program. (> $5B)

[GRAPHIC]	Beam: 72’
Length: 240’
Displacement: 1,600T (max)
Draft: 12’
Range: 4,000 nmi @ 20 kn and 400T P/L
Speed: 43 kn (at max displacement) 55 kn (max speed with gas turbines)

Summary

•                  Defense Transformation market is large

•                  Major growth over the next 15 years

•                  Titan well suited for this market

•                  Established position on several programs

•                  New program starts match Titan capabilities

Transformational Programs

Questions & Answers

[GRAPHIC]

New Business Development

Paul Sullivan

Senior Vice President

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Titan’s Keys to New Business Success

•                  Customer Relationships

•                  Best-of-Breed Teaming

•                  Disciplined Process & Innovative Tools

•                  Seasoned Business Development Staff

•                  Multi-Sector Collaboration

•                  P&L Performance Record

Government Performance  Monitoring

•                  Contractor Performance Assessment Reports (CPARS)

•                  Past Performance Information Retrieval System (PPIRS)

•                  Areas Evaluated:

•                  Quality of Product/Service

•                  Schedule

•                  Cost Control

•                  Business Relations

•                  Management of Key Personnel

•                  Assessment Ratings:

•                  Exceptional

•                  Very Good

•                  Satisfactory

•                  Marginal

•                  Unsatisfactory

•                  Significant Proposal Evaluation Weighting

Titan Past Performance Exceptional Category

[CHART]

The source of this information is the combined Past Performance and Contract Performance score via the U.S. Government databases, YTD at June 30, 2004.

Business Development Organization

[GRAPHIC]

Sectors’ SVPs of BD	Titan Corporate BD Paul W. Sullivan Senior VP	BD Council

VP Campaign/Capture Management	Director BD Support Services	VP Proposal Developemnt

A Hybrid Approach That Supports Growth

Decentralized Model	Hybrid Model	Centralized Model

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Multi - Sector Capture & Proposal Teams

Small Proposals	Multi-sector Proposals	Large Proposals

BD Capture Process

Customer Process	Program Planning	Procurement Initiation	Request for Bids	Bid Evaluations	Award

Titan Capture	Market Positioning and Opportunity Assessment	Win Strategy	Bid Formulation	Negotiate

Review Gates

Aligned to Customer’s Buying Cycle

Capture Process Key Activities

[GRAPHIC]

Phase 1: Market Positioning and Opportunity Assessment

Understand Cutomer Needs	Determine Strategic Fit	Build Customer Relationships

Shape Cusotmer Requiremnets		Build Top-Level Strategy

Identify International Requirements

Initiate Competitive Assessment		Develop Pursuit Budget

Identify Action Items

Identify Action Items	Prepare Gate 1 Decision Package	Gate 1 Interest/No Interest?	Yes	Proceed to Phase 2

No

2004 Metrics (11/05/04)

Contracts potential value $100M+

[CHART]

Contracts with Potential Value Exceeding $100M

[CHART]

2004 Win Rates (05 November 2004)

2004	Bids	Ceiling Value
Won	243	$5.92 Billion
Lost	128	$1.55 Billion
Total	371	$7.47 Billion
Win Rate	65.5%	79.2%

2004 (Recompetes)	Bids	Ceiling Value
Won	16	$2.44 Billion
Lost	2	$24 Million
Total	18	$2.47 Billion
Win Rate	88.9%	99.0%

Total New Business Pipeline

[CHART]

Total Pipeline through CY07:
Full Potential $24.4B

$100+ Million Bid & Proposal Pipeline

[CHART]

Total $100 – Plus Pipeline through CY07:
Full Potential $16.6B

[GRAPHIC]

Competitors and Teaming Partners

Aerospace & Defense - Top 5 -	Aerospace & Defense Mid-tier Government	Government IT

[LOGO]	[LOGO]	[LOGO]

Why We Win

•                  Superb Past Performance Record

•                  Honor our Commitments

•                  We Identify Losers Early

•                  Focused Resources on Winners

•                  Disciplined Business Development

•                  We Bid “Titan”

Winners set the pace — losers react

Control the Opportunity — don’t be Controlled by it

Game of Chess — not checkers!

Business Development

Questions & Answers

Financial Position
and Outlook

Mark Sopp

Sr. Vice President,
Chief Financial Officer & Treasurer

1

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2

Finance Overview

•                  Liquidity and Financial Position:

•                  De-leveraged over past two years

•                  Simplified capital structure

•                  Strong cash flow model; debt reduction ability

•                  Less risk from non-core areas

•                  P&L:

•                  Strong revenue and backlog growth

•                  Profit improvement opportunities through scale, program transition, and elimination of under-performing areas;

•                  Reduced interest expense through debt re-pricing and planned debt reduction

3

Capital Structure

•                  $485M Senior Secured Line of Credit

•                  $350M Term, $135M Revolver, due 2008/09

•                  Term amortizes 1%/year, until 2H2008

•                  Current pricing LIBOR + 275 bps

•                  Cash + available revolver of $136M at 9/30/04

•                  In compliance with all covenants

•                  $200M, fixed 8% Senior Subordinated Notes, due 2011 (callable 2007)

•                  High Tides and Preferred Stock redeemed in 2003 and 2004, respectively

4

Liquidity/Maturities

•                  No significant mandatory debt repayments until ’08

•                  Current/projected cash + credit line availability sufficient for foreseeable business needs

•                  No pre-payment penalty on senior facility; debt reduction potential

Mandatory Debt Repayments

[CHART]

5

Balance Sheet

As of 9/30/04, except as otherwise noted

•                  ~$464 million of Goodwill relates to core, National Security Solutions business

•                  Goodwill from exited non-core areas removed

•                  ~$450M+ in U.S. Government receivables, DSO 79

•                  Tax loss carry forwards of $230M at Dec. 31, 2003

6

EBITDA Growth and De-Leveraging

“Cash Earnings”

TTM EBITDA per Credit Facility

[CHART]

Leverage Ratio

[CHART]

7

Cash Flow Attributes

•                  Long-term contracts/backlog provides EBITDA visibility

•                  Low capital expenditure requirements

•                  Tax loss carry forward, $230M (12/31/03)

•                  Plan to use free cash flow to reduce debt

•                  Lower interest costs; variable interest rate risk

•                  Potential for reduced cost of capital through lower leverage

8

2005 Cash Flow Model*

(millions)

2005 EBITDA (mid-point of Guidance*)	$202.0
Changes in Working Capital	(40.0)
Interest	(37.0)
Taxes	—
Net Cash Flow (NCF) Continuing Operations	$125.0	Guidance $90-135M
Estimated FCPA Settlement	(28.5)
NCF Continuing Operations after Settlement	$96.5
Capital Expenditures	(20.0)
Free Cash Flow, Continuing Operations, with/without Settlement	$76.5 to $105.0

*Guidance issued 10/27/04

9

Strong Revenue Growth

($ in millions)

[CHART]

(1) Mgmt. Guidance issued October 27, 2004, is at the lower end of the range provided

(2) Consistent with Mgmt. Guidance issued October 27, 2004

10

2005 Projected Revenue Composition

$2.25-$2.35B Revenue

$6.0B Backlog Sept. 30, 2004	[GRAPHIC]	[CHART]

11

2004 and 2005 Guidance

(Issued October 27, 2004)

(In Millions, except % and EPS)	2004		2005

Revenues	$2,025 to $2,075	*	$2,250 to $2,350
Revenue growth rate	14% to 17%		8% to 16%
Operating margin	3.0% to 3.4%		7.75% to 8.5%
Net income from continuing operations	$5 to $11		$83 to $92
EPS from continuing operations	$0.06 to $0.12		$0.95 to $1.05
Fully diluted projected share count	86.2		87.5
Cash flow from continuing operations	$(10) to $30		$90 to $135

* Current Guidance is at the low end of this range

12

Financial Summary

•                  Focused on National Security Solutions

•                  Reduced risks associated with discontinued businesses

•                  Improved balance sheet and liquidity

•                  Continuity of management team

13

Titan Analyst & Investor Day

Gene W. Ray

Chairman, President & CEO

CAUTIONARY STATEMENT

Statements contained in all written materials and statements made by management, including responses to questions asked during the course of this presentation, that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investment Considerations

•                  Market thrusts aligned with top National Security priorities

•                  Record $6.0 billion backlog

•                  Provides revenue and cash flow visibility

•                  Strong pipeline of new business opportunities

•                  Deep and experienced management team

Operations & Financials

Questions and Answers